UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 1, 2008
Date of Report (Date of earliest event reported)

COLUMBUS VENTURES INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-52565	72-1619354
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

810 Peace Portal Drive, Suite 210
Blaine, WA		98230
(Address of principal executive offices)		(Zip Code)

(360) 510-1240
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

FORWARD LOOKING STATEMENTS

Certain statements contained in this Current Report on Form 8-K constitute "forward-looking statements". These statements, identified by words such as “plan,” "anticipate," "believe," "estimate," "should," "expect" and similar expressions include our expectations and objectives regarding our future financial position, operating results and business strategy. These statements reflect the current views of management with respect to future events and are subject to risks, uncertainties and other factors that may cause our actual results, performance or achievements, or industry results, to be materially different from those described in the forward-looking statements. Such risks and uncertainties include those set forth under Section 5 and elsewhere in this Current Report on Form 8-K. We do not intend to update the forward-looking information to reflect actual results or changes in the factors affecting such forward-looking information. We advise you to carefully review the reports and documents we file from time to time with the Securities and Exchange Commission (the “SEC”), particularly our Annual Report on Form 10-KSB, our Quarterly Reports on Form 10-QSB and our current reports on Form 8-K.

As used in this report, the terms “we,” “us,” “our,” “Columbus,” and the “Company” means Columbus Ventures Inc. and its subsidiaries, unless otherwise indicated. All dollar amounts in this Current Report on Form 8-K are expressed in U.S. dollars, unless otherwise indicated.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

On March 20, 2008, Lubow Klauser, our former sole executive officer and former director, entered into share transfer agreements, as amended on April 1, 2008, (the “Share Transfer Agreements”) with each of Alvaro Vollmers, our sole executive officer and director, and John Graham Roden. On April 1, 2008, pursuant to the terms of the Share Transfer Agreements, Ms. Klauser sold 2,000,000 shares of our common stock to Mr. Vollmers and 8,000,000 shares of our common stock to Mr. Roden in consideration of the payment of $20,000 and $80,000, respectively.

Also on April 1, 2008, pursuant to the terms of a share cancellation agreement dated March 20, 2008 between Ms. Klauser and the Company, Ms. Klauser surrendered for cancellation 15,000,000 shares of our common stock held by her (the “Share Cancellation”).

As a result of the closing of the Share Transfers and the Share Cancellation, Mr. Vollmers now owns approximately 11.4% of our common stock and Mr. Roden now owns approximately 45.7% . In addition, Ms. Klauser no longer owns any shares of our common stock. As a result, there has been a change in control of the Company.

In accordance with Item 5.01(a)(8) of Form 8-K, as a shell company (as defined in Rule 12b-2 promulgated under the Exchange Act), we are providing the information that would be required if we were filing a registration statement on Form 10 under the Exchange Act.

FORM 10 INFORMATION

The following information required on Form 10 has been previously reported by us and may be found in the following filings:

Form 10 Item	Description	Company Filing

Item 1	Business	Form 10-KSB filed on January 15, 2008
Item 2	Financial Information	Form 10-KSB filed on January 15, 2008 and Form 10-QSB filed on February 19, 2008
Item 3	Properties	Form 10-KSB filed on January 15, 2008
Item 8	Legal Proceedings	Form 10-KSB filed on January 15, 2008
Item 9	Market Price of and Dividends on theRegistrant’s Common Equity and Related Stockholder Matters	Form 10-KSB filed on January 15, 2008

Item 10	Recent Sales of Unregistered Securities	Form 10-KSB filed on January 15, 2008
Item 11	Description of Registrant’s Securities to be Registered	Form SB-2/A filed on March 29, 2007
Item 12	Indemnification of Directors and Officers	Form SB-2/A filed on March 29, 2007
Item 13	Financial Statements and Supplementary Data	Form 10-KSB filed on January 15, 2008 and Form 10-QSB filed on February 19, 2008
Item 14	Changes in and Disagreements with Accountants on Accounting and Financial Disclosure	Form 10-KSB filed on January 15, 2008
Item 15	Financial Statements and Exhibits	Form 10-KSB filed on January 15, 2008 and Form 10-QSB filed on February 19, 2008

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of our common stock owned beneficially as of April 1, 2008 by: (i) each person (including any group) known to us to own more than five percent (5%) of any class of our voting securities, (ii) each of our directors and each of our named executive officers, and (iii) officers and directors as a group. Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the shares shown.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Common Stock(1)
DIRECTORS AND OFFICERS
Common Stock	Alvaro Vollmers Chief Executive Officer, Chief Financial Officer, President, Secretary, Treasurer and Director Alfredo Salazar 661, Dpto. 101 Lima 27, Peru	2,000,000 (direct)	11.4%
Common Stock	All Officers and Directors as a Group (1 person)	2,000,000	11.4%
5% STOCKHOLDERS
Common Stock	Alvaro Vollmers Chief Executive Officer, Chief Financial Officer, President, Secretary, Treasurer and Director Alfredo Salazar 661, Dpto. 101 Lima 27, Peru	2,000,000 (direct)	11.4%
Common Stock	John Graham Roden 15 Victorian Crescent, Town Moor Doncaster, South Yorkshire England DN2 5BP	8,000,000 (direct)	45.7%

(1)

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on April 1, 2008. As of April 1, 2008, there were 17,517,150 shares of our common stock issued and outstanding.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the name and positions of our sole executive officer and director as of April 1, 2008:

Name		Position

Alvaro Vollmers	35	Chief Executive Officer, Chief Financial Officer, President, Secretary, Treasurer and Director

Set forth below is a brief description of the background and business experience of our sole executive officer and director:

Alvaro Vollmers has been our Chief Executive Officer, Chief Financial Officer, President, Secretary and Treasurer since March 12, 2008. On April 1, 2008, Mr. Vollmers was appointed as a member of our Board of Directors. Mr. Vollmers holds a Master of Business Administration degree from the London Business School. From July 2003 to July 2004, Mr. Vollmers was an independent consultant for a small beverages producer. Between August, 2004 and July, 2006, Mr. Vollmers worked as a project management consultant, project manager and project management supervisor at the Ministry of Economy and Finance for the Republic of Peru. His tasks included the supervision of two project managers who were in charge of the financial and operation management of various multi-sector technical assistance projects. These projects were partially financed by the World Bank, the Inter-American Development Bank and the Japan Social Development Fund. From July, 2006 to July, 2007, Mr. Vollmers commenced work as a marine and aviation insurance manager at Pacifico Seguros. Since July, 2007, Mr. Vollmers has acted as an independent consultant for various businesses.

Term of Office

Members of our board of directors are appointed to hold office until the next annual meeting of our stockholders or until his or her successor is elected and qualified, or until he or she resigns or is removed in accordance with the provisions of the Nevada Revised Statutes. Our officers are appointed by our board of directors and hold office until removed by the board.

Significant Employees

We have no significant employees other than our sole officer and director.

EXECUTIVE COMPENSATION

Summary Compensation Table

We did not pay any compensation to Lubow Klauser, our former sole executive officer and former director, during the fiscal year ended September 30, 2007.

Outstanding Equity Awards At Fiscal Year-End

As at September 30, 2007, we did not have any outstanding equity awards.

Employment Contracts

We have no employment contracts, termination of employment or change-in-control arrangements with our executive officers and directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as disclosed below, none of the following persons has, in the last two years, had any material interest, director or indirect, in any transaction with us or in any presently proposed transaction that has or will materially affect us:

(a)	any director or officer;

(b)	any proposed nominee for election as a director;

(c)	any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to our common stock;

(d)	any promoters; or

(e)	any relative or spouse of any of the foregoing persons, or any relative of such spouse, who has the same house as such person or who is a director or officer of any parent or subsidiary.

On October 19, 2005, we issued 25,000,000 shares of our common stock to Lubow Klauser, our former sole executive officer and former director, at a price of $0.001 per share. The shares were issued pursuant to Section 4(2) of the Securities Act of 1933 (the “Securities Act”) and are restricted shares as defined in the Securities Act.

On April 1, 2008, pursuant to the terms of a share cancellation agreement dated March 20, 2008 between Ms. Klauser and the Company, Ms. Klauser surrendered for cancellation 15,000,000 shares of our common stock held by her. In consideration of surrendering these shares, we paid her an aggregate consideration of $1.00.

DIRECTOR INDEPENDENCE

Our common stock is quoted on the OTC Bulletin Board interdealer quotation system, which does not have director independence requirements. Under NASDAQ Rule 4200(a)(15), a director is not considered to be independent if he or she is also or has been an executive officer or employee of the corporation. As such, our sole director, Alvaro Vollmers, cannot be classified as independent director under this definition.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On April 1, 2008, Alvaro Vollmers was appointed as a member of our Board of Directors. Upon Mr. Vollmers’ appointment, Lubow Klauser resigned as a member of our Board of Directors. An information statement pursuant to Section 14(f) of the Securities Exchange Act of 1934 and Rule 14f-1 promulgated thereunder was filed by us with the SEC, and mailed to our stockholders of record, on March 21, 2008 (the “Information Statement”). There was no disagreement between Ms. Klauser and us regarding any matter relating to our operations, policies or practices.

The information required under Items 401(b), (d), (e) and Item 404(a) of Regulation S-K is provided under Item 5.01 of this Form 8-K.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit
Number	Description of Exhibit

10.1	Share Cancellation Agreement dated March 20, 2008 between the Company and Lubow Klauser.(1)

(1) Previously filed as an exhibit to our Current Report on Form 8-K filed on March 26, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 7, 2008	COLUMBUS VENTURES INC.

	By:	/s/ Alvaro Vollmers

Alvaro Vollmers
Chief Executive Officer, Chief Financial Officer,
President, Secretary, Treasurer and Director